Exhibit 99.5

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed.Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan
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transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                                      Other    Other
LTV:                                   Fixed $   Fixed %     2/28 $   2/28 %    3/27 $   3/27 %   5/25 $   5/25 %     ARM $    ARM %
                        Below 70.01   14,840,386  17.08   65,089,689  74.90   5,264,857   6.06   1,102,407   1.27    600,010    0.69
                        70.01 to 75    5,557,794  11.96   36,969,721  79.57   3,399,702   7.32     214,077   0.46    321,236    0.69
                        75.01 to 80   14,546,824   5.25  242,377,387  87.45  18,819,191   6.79   1,434,667   0.52          0    0.00
                        80.01 to 85    7,570,100  10.99   57,499,865  83.45   3,052,145   4.43     785,292   1.14          0    0.00
                        85.01 to 90    6,566,992   6.00   95,363,492  87.09   7,222,462   6.60           0   0.00    351,411    0.32
                        90.01 to 95    2,394,229   5.84   36,479,369  88.93   1,511,646   3.69     634,600   1.55          0    0.00
                       95.01 to 100   19,149,661  54.27   14,100,668  39.96     762,612   2.16   1,036,649   2.94    234,217    0.66
                        100.01 plus       0        0.00        0       0.00           0   0.00           0   0.00          0    0.00

FICO:
                          below 550    4,697,250   5.00   84,424,127  89.79   4,383,211   4.66     324,162   0.35    194,679    0.21
                         550 to 574    5,010,003   8.73   48,893,606  85.15   3,296,360   5.74     219,166   0.38          0    0.00
                         575 to 599    6,225,695   9.13   56,433,884  82.74   4,172,052   6.12     649,441   0.95    726,568    1.07
                         600 to 624    9,442,178  10.15   77,718,448  83.52   5,538,768   5.95     298,422   0.32     52,904    0.06
                         625 to 649   12,945,887  13.46   77,060,246  80.10   5,176,226   5.38   1,017,999   1.06          0    0.00
                         650 to 674   10,972,837  12.11   73,430,781  81.06   5,080,866   5.61   1,107,402   1.22          0    0.00
                         675 to 699    9,171,951  14.42   50,935,524  80.08   3,498,050   5.50           0   0.00          0    0.00
                           700 plus   12,160,184  11.90   78,983,574  77.32   8,887,083   8.70   1,591,099   1.56    532,724    0.52

Property Type:
                      Single-Family   53,629,756  10.72  412,509,696  82.47  29,650,259   5.93   3,935,056   0.79    493,187    0.10
                                PUD    5,502,106   6.74   68,159,529  83.50   7,057,918   8.65     586,670   0.72    321,236    0.39
                    2-4 Family Det.    7,086,668  17.97   30,753,530  77.97     988,398   2.51     155,201   0.39    458,235    1.16
                             Condo.    4,347,772  10.02   35,960,226  82.84   2,336,041   5.38     530,765   1.22    234,217    0.54
                 Manufactured House       59,684  10.72     497,210   89.28           0   0.00           0   0.00          0    0.00

Purpose:
                           Purchase   25,613,524   9.15  235,028,844  83.99  17,081,862   6.11   1,860,586   0.67    234,217    0.08
                Refinance rate/term    5,155,378  21.18   15,241,353  62.62   2,845,175  11.69     775,625   3.19    321,236    1.32
Cash Out Refi (COF) Below 70.01 LTV   11,984,815  16.07   57,584,315  77.19   3,791,544   5.08     642,295   0.86    600,010    0.80
           COF with LTV 70.01 to 75    5,334,517  13.35   32,123,276  80.36   2,301,257   5.76     214,077   0.54          0    0.00
           COF with LTV 75.01 to 80    7,207,135   8.07   75,058,610  84.01   6,776,220   7.59     300,579   0.34          0    0.00
           COF with LTV 80.01 to 85    6,614,110  11.81   46,968,000  83.86   2,008,470   3.59     418,568   0.75          0    0.00
          COF with LTV '85.01 to 90    4,750,118   6.71   60,850,179  86.00   4,805,256   6.79           0   0.00    351,411    0.50
          COF with LTV '90.01 to 95      989,246   4.55   19,866,961  91.34     259,376   1.19     634,600   2.92          0    0.00
          COF with LTV 95.01 to 100    2,977,143  34.38    5,158,654  59.57    163,456    1.89     361,361   4.17          0    0.00
           COF with LTV 100.01 plus            0   0.00        0       0.00           0   0.00           0   0.00          0    0.00

Occupancy Status:
                     Owner Occupied   67,595,724  10.63  524,185,719  82.44  37,775,811   5.94   4,801,041   0.76  1,506,875    0.24
                         Investment    2,626,815  10.25   20,760,867  80.99   2,039,549   7.96     206,651   0.81          0    0.00
                           2nd Home      403,447  10.75    2,933,604  78.14     217,256   5.79     200,000   5.33          0    0.00

Loan Balance:
                       Below 50,000    8,922,969  60.05    5,803,770  39.06     131,539   0.89           0   0.00          0    0.00
               50,000.01 to 100,000   17,377,760  26.77   44,799,145  69.02   2,679,955   4.13           0   0.00     52,904    0.08
              100,000.01 to 150,000   12,475,067  13.82   71,017,940  78.67   5,651,341   6.26   1,126,600   1.25          0    0.00
              150,000.01 to 200,000    8,709,775   8.28   87,032,904  82.76   7,521,310   7.15   1,702,180   1.62    194,679    0.19
              200,000.01 to 400,000   13,150,976   4.71  247,878,598  88.76  15,633,019   5.60   1,744,312   0.63    853,961    0.31
              400,000.01 to 500,000    5,892,029   8.44   59,036,779  84.56   4,484,799   6.42           0   0.00    405,331    0.58
              500,000.01 to 600,000    2,806,290   9.02   25,659,284  82.51   2,632,992   8.47           0   0.00          0    0.00
            600,000.01 to 1,000,000    1,291,120  13.07    6,651,770  67.36   1,297,661  13.14     634,600   6.43          0    0.00
             1,000,000.01 and above            0   0.00        0       0.00           0   0.00           0   0.00          0    0.00

Loan Term:
                          >30 Years            0   0.00            0   0.00           0   0.00           0   0.00          0    0.00
                           30 Years   46,683,562   7.28  547,833,011  85.43  40,032,616   6.24   5,207,692   0.81  1,506,875    0.24
                           20 Years    2,451,458 100.00            0   0.00           0   0.00           0   0.00          0    0.00
                           15 Years   21,038,827 100.00            0   0.00           0   0.00           0   0.00          0    0.00
                              Other      452,139  90.55       47,180   9.45           0   0.00           0   0.00          0    0.00

Documentation Type:
                 Full Documentation   35,953,265  12.26  235,592,274  80.31  17,794,891   6.07   3,634,299   1.24    374,140    0.13
              Limited Documentation    2,256,236   9.69   20,175,669  86.64     537,412   2.31     318,939   1.37          0    0.00
      Stated Docs with LTV below 70    7,952,094  17.51   33,279,197  73.28   3,184,565   7.01     400,500   0.88    600,010    1.32
   Stated Docs with LTV 70.01 to 75    2,130,762   9.28   18,489,108  80.55   2,334,168  10.17           0   0.00          0    0.00
   Stated Docs with LTV 75.01 to 80    5,036,379   2.92  155,836,479  90.20  11,406,431   6.6 0    480,579   0.28          0    0.00
   Stated Docs with LTV 80.01 to 85    2,252,577   7.86   24,324,474  84.89   1,702,393   5.94     373,376   1.30          0    0.00
   Stated Docs with LTV 85.01 to 90    1,741,622   3.72   42,509,768  90.74   2,297,741   4.91           0   0.00    298,507    0.64
   Stated Docs with LTV 90.01 to 95    1,089,484   7.48   12,692,174  87.19     775,016   5.32           0   0.00          0    0.00
  Stated Docs with LTV 95.01 to 100   12,213,566  70.08    4,981,047  28.58           0   0.00           0   0.00    234,217    1.34
  Stated Docs with LTV above 100.01            0   0.00        0       0.00           0   0.00           0   0.00          0    0.00

Lien Status:
                           1st Lien   50,706,950   7.86  547,880,190  84.90  40,032,616   6.20   5,207,692   0.81  1,506,875    0.23
    Second Liens with LTV below  85      810,055 100.00            0   0.00           0   0.00           0   0.00          0    0.00
 Second Liens with LTV  85.01 to 90      715,918 100.00            0   0.00           0   0.00           0   0.00          0    0.00
 Second Liens with LTV  90.01 to 95    1,279,246 100.00            0   0.00           0   0.00           0   0.00          0    0.00
 Second Liens with LTV 95.01 to 100   17,113,817 100.00            0   0.00           0   0.00           0   0.00          0    0.00
 Second Liens with LTV above 100.01            0   0.00            0   0.00           0   0.00           0   0.00          0    0.00

Interest Only:
                 % of Mortgage Type    3,027,883   1.54  174,373,558  88.77  17,022,662   8.67   1,999,947   1.02          0    0.00
                          Ave. FICO          672 672.00          664    664         670    670         681    681          0    0.00
                           Ave. LTV        77.55  77.55        81.52  81.52       80.93  80.93       86.40  86.40          0    0.00
                      % Stated Docs        28.19  28.19        66.65  66.65       57.54  57.54       20.69  20.69          0    0.00
                        % Full Docs        71.81  71.81        30.63  30.63       42.46  42.46       79.31  79.31          0    0.00

MH Stratification:
Total Balance      4,816,477.92
% Pool Balance             0.49
Ave. FICO                   633
Ave. LTV                  76.97
% Full Docs              46.65%

Silent Seconds Stratification:
Total Balance    377,161,635.86
% Pool Balance            38.23
Ave. FICO                   665
Ave. LTV                  79.75
% Full Docs              36.06%

2nd Lien Stratification:
Total Balance     88,083,860.47
% Pool Balance             8.93
Ave. FICO                   665
% Full Docs              36.48%

LTV Above 90 Stratification:
Total Balance    154,837,819.03
% Pool Balance            15.69
Ave. FICO                   653
Ave. LTV                  97.52
% Full Docs              50.94%